

Education Realty Trust, Inc. – Investor Presentation

September 2009









Forward Looking Statements

This presentation includes certain statements, estimates and projections provided by EDR's management with respect to the anticipated future performance of EDR, including "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements, estimates and projections reflect various assumptions by EDR's management concerning anticipated results and have been included solely for illustrative purposes.

Forward-looking statements can be identified by the use of the words "anticipate," "believe," "expect," "intend," "may," "might," "plan," "estimate," "project," "should," "will," "result," and similar expressions. No representations are made as to the accuracy of such statements, estimates or projections, which necessarily involve known and unknown risks, uncertainties and other factors that, in some ways, are beyond management's control. Such factors include the risk factors discussed in the Company's registration statement on Form S-3, annual report on Form 10-K for the year ended December 31, 2008, and quarterly report on Form 10-Q for the period ended June 30, 2009, each as filed with the SEC. These risk factors include, but are not limited to risks and uncertainties inherent in the national economy, the real estate industry in general, and in our specific markets; legislative or regulatory changes including changes to laws governing REITS; our dependence on key personnel; rising insurance rates and real estate taxes; changes in GAAP; and our continued ability to successfully lease and operate our properties. Accordingly, actual results may vary materially from the projected results contained herein and you should not rely on any forward-looking statements made herein or made in connection with this presentation. The Company shall have no obligation or undertaking to update or revise any forward-looking statements to reflect any change in Company expectations or results, or any change in events.

Company Overview

- A market leader in student housing
  - 39 wholly-owned properties: 7,537 units / 25,454 beds
    - Average distance from campus: less than 2 miles
  - 4 joint ventures [1]: 655 units / 2,195 beds

- Focused on wholly-owned developments
  - First on-campus equity project (432 beds) at Syracuse University opened Fall 2009
  - Saluki Point Phase I (528 beds) completed on time and on budget in August of 2008
  - Saluki Point Phase II (240 beds) opened Fall 2009

- Profitable third-party fee businesses
  - *Proven third-party development business*
    - Awarded over $1.3 billion of new on-campus development work since 2000
    - Over $425 million in development project costs currently under contract or recently awarded
  - *Stable third-party management business [2]*
    - Multi-year contracts (typically 5-10 years)
    - Supports strategic relationships with schools
    - 24 managed properties / 12,370 beds



The Commons at Knoxville, University of Tennessee



The Lofts, University of Central Florida



The Reserve at Star Pass, Univ. of Arizona



University Towers, NC State Univ.



NorthPointe, University of Arizona



The Reserve at Columbia, University of Missouri

(1) All joint venture properties are also managed by the Company.
(2) Includes joint venture properties.

Operating Strategy

A Clear Vision for the Future: Grow Shareholder Value and Increase Market Share

Drive NOI Growth

- Be the Market Leader in SS revenue and NOI growth
- Development of wholly-owned "on-campus" properties in key markets should allow the Company to achieve higher rental rates, increase NOI margin and achieve higher occupancy levels
- Focus on additional cost savings via improved operating efficiencies

Improve Operating Performance of Place Portfolio

- Change market perception through improved property management services and amenity enhancements
- Conform Place portfolio to EDR standards associated with the legacy portfolio
- Fall 2009 pre-leasing progress demonstrates significant improvement over 2008 levels

Focus on Wholly-Owned Developments

- Focus on development for its own account should generate higher risk-adjusted returns on invested capital
- Currently engaged in dialog with several strategic partners to bolster the pipeline of on- and off-campus, wholly-owned development deals at the opportune time
- On-campus equity deals (i.e., Syracuse) may present a significant opportunity with the Company's improved liquidity position

Selectively Recycle Capital and Portfolio Growth through Tactical Acquisitions

- Divest select assets where equity can be harvested and recycled at more attractive returns
- Acquire select properties at accretive levels
- Anticipation that distressed sellers will present opportunity for well capitalized partners

Investment Highlights

- **Experienced Management Team with Unique Skill Set and Strong Relationships**
- **Niche Real Estate Sector Supported by Demographic Trends – Less Influenced by Macro Economic Environment**
- **High Quality, Amenity Rich Assets with Geographic and University Diversification**
- **Market Leadership with Scale in the Student Housing Business**
- **In-House Development and Management Expertise Drives Growth Opportunities**



Pointe West, University of South Carolina



The Reserve at Athens, University of Georgia



College Grove, Middle Tenn. State Univ.



The Gables, Western Kentucky University

Investment Highlights

Experienced Management Team with Unique Skill Set and Strong Relationships

- EDR's senior management team has extensive experience in and knowledge of the student housing sector

Name	Position	Years Affiliated with Company
Paul O. Bower	Chairman, President & CEO	40
Randall H. Brown	Executive Vice President, CFO, Treasurer & Secretary	10
Craig L. Cardwell	Executive Vice President of EDR, President - Allen & O'Hara Education Services	38
Thomas Trubiana	Senior Vice President & Chief Investment Officer	19
William W. Harris	Senior Vice President - Allen & O'Hara Development Company	27
Thomas J. Hickey	Senior Vice President - Operations	36

Years Affiliated with Company

Investment Highlights

Niche Real Estate Sector Supported by Demographic Trends – Less Influenced by Macro Economic Environment

- EDR has 39 out of 40 total properties serving public university systems
- Highly fragmented sector, ownership by small local property owners / operators
- Positive demographic trends – significant portion of echo boomers to reach college age by 2016
- Increasing enrollment trends – anticipated approx. 1.5% annual increase in enrollment from 2006-2016
- Decreasing state appropriations limit ability for many colleges and universities to update aging housing stock
- Increasing acceptance of public/private partnerships by universities provides greater opportunities for private on-campus housing (Syracuse development)



34,000
29,000
24,000
19,000
14,000
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2020
2025
2030
2035
2040
2045
2050
= Total enrollment in all degree-granting institutions. Fall 2000 to Fall 2015. SOURCE: U.S. Department of Education, NCES
= Extrapolation of total enrollment in all degree-granting institutions. Based on average % growth from 2000 to 2015.
= College-Age Population (18-24 year olds): 2000 to 2050. SOURCE: U.S. Census Bureau, Population Projections



University Towers, North Carolina State Univ.



Reserve at Star Pass, University of Arizona



Reserve at Clemson, Clemson Univ.



Blazer Hall, University of Alabama Birmingham

Source: Rosen Consulting LLC (March 2009), U.S. Census Bureau (2003).

Investment Highlights

High Quality, Amenity Rich Assets with Geographic and University Diversification



University Village, UNC Greensboro



The Point at Western, Western Michigan University



College Station, Purdue University

- Modern purpose-built mid-rise and garden-style apartment complexes
- Close proximity to campus (Less than 2 miles)
- Fully furnished units
- Individual bedrooms and private baths
- State-of-the-art technology packages
- Resort-style amenities – swimming pools, fitness and social centers, computer centers, game rooms, washers and dryers



University Village Towers, University of California Riverside



University Village, UNC Greensboro



The Reserve at Saluki Pointe, Southern Illinois Univ.



The Reserve at Frankford, Texas Tech University

Investment Highlights

Market Leadership with Scale in the Student Housing Business

- EDR is focused on key student housing markets. The strongest enrollment growth is expected in the Southeast and Southwest regions, with a significant number of EDR's properties located in these key areas



EDR Headquarters
Owned Properties
Managed Properties
3rd Party Developments
Owned Communities Under Development (Open Fall 2009)
(increase in # of students)
< 0.25%
0.25% to 1.25%
1.25% to 2%
> 2%

Source: Rosen Consulting LLC (March 2009).

Investment Highlights

In-House Development and Management Expertise Drives Growth Opportunities

Recent On-Campus Equity Development – Case Study: University Village at Syracuse University

- EDR's 1st on-campus public/private ownership project – approximately $28 million, 432-bed student apartments at Syracuse University in Syracuse, New York
- Opened August 2009 on schedule and on budget
- 47.5 year ground lease
- Syracuse University student enrollment – approximately 17,000
- Club house and model apartment recently opened which has increased leasing velocity
- **Current economic climate presents opportunity for EDR to expand its on-campus equity ownership**



University Village, Syracuse University
Northwest View Rendering



University Village, Syracuse University
Southwest View Rendering

Source: Company documents and Syracuse University website.

2Q Highlights and Recent Announcements

- Same community NOI increased **<u>6.4%</u>** in Q2 2009
  - Revenue growth of ~ 0.1%
  - Operating expense reductions of 6.5%
  - YTD same community NOI increased **<u>6.9%</u>**
- Successfully completed a $117 million follow-on equity offering on July 22nd. Proceeds used to payoff corporate credit facility ($29.9mm), reduce outstanding mortgage balance, and for other working capital purposes
- First on-campus, wholly owned development at Syracuse University opened August 2009 on budget
- The Reserve at Saluki Pointe Phase II, a wholly owned development at Southern Illinois University, opened on budget in August 2009
- Current third party development projects under construction:
  - CSU Pueblo Phase II (August 2010) – 500 beds
  - Indiana University of Pennsylvania – Phase IV (August 2010) – 596 beds
- Recently Awarded:
  - SUNY College of Environmental Science and Forestry (August 2011) – 454 Beds
  - East Stroudsburg University (August 2011) – 984 beds
  - Westchester University of Pennsylvania Phase II (August 2012) – 1,264 beds
- CEO, President and Chairman, Paul O. Bower, announced his retirement upon appointment of his successor (expected by end of Q1 2010) but will continue to serve as Chairman after retirement



The Reserve at Saluki Pointe



Front Entrance



Pool

Fall 2009 Leasing Activity

Preleasing Statistics - as of August 30th

Community	Primary University	Design Beds	Applications 2009	%	Applications 2008	%	Fully Executed Leases 2009	%	Fully Executed Leases 2008	%	Fall Occupancy as of Sept. 30, 2008 Beds	%
The Gables	Western Kentucky University	288	288	100.0%	285	99.0%	288	100.0%	285	99.0%	288	100.0%
The Reserve at Athens	University of Georgia	612	612	100.0%	576	94.1%	612	100.0%	575	94.0%	575	94.0%
Players Club	Florida State University	336	334	99.4%	334	99.4%	334	99.4%	334	99.4%	333	99.1%
NorthPointe	University of Arizona	912	894	98.0%	894	98.0%	834	91.4%	893	97.9%	879	96.4%
The Reserve at Clemson	Clemson University	590	574	97.3%	574	97.3%	572	96.9%	568	96.3%	569	96.4%
Pointe at South Florida	University of South Florida	1,002	890	88.8%	913	91.1%	865	86.3%	913	91.1%	875	87.3%
The Reserve on Perkins	Oklahoma State	732	645	88.1%	720	98.4%	637	87.0%	720	98.4%	723	98.8%
The Commons	Florida State University	732	708	96.7%	620	84.7%	682	93.2%	619	84.6%	598	81.7%
The Pointe at Western	Western Michigan University	876	814	92.9%	680	77.6%	799	91.2%	656	74.9%	671	76.6%
College Station at West Lafayette	Purdue University	960	951	99.1%	915	95.3%	950	99.0%	910	94.8%	902	94.0%
Commons on Kinnear	Ohio State University	502	491	97.8%	501	99.8%	485	96.6%	501	99.8%	501	99.8%
The Pointe	Penn State	984	984	100.0%	984	100.0%	984	100.0%	984	100.0%	983	99.9%
The Reserve at Columbia	University of Missouri	676	676	100.0%	676	100.0%	676	100.0%	676	100.0%	675	99.9%
Commons at Knoxville	University of Tennessee	708	694	98.0%	708	100.0%	676	95.5%	708	100.0%	707	99.9%
The Reserve on Frankford	Texas Tech	737	678	92.0%	668	90.6%	672	91.2%	665	90.2%	663	90.0%
The Reserve at Star Pass	University of Arizona	1,020	748	73.3%	986	96.7%	716	70.2%	959	94.0%	967	94.8%
The Lofts	University of Central Florida	731	720	98.5%	718	98.4%	719	98.4%	718	98.4%	726	99.5%
The Reserve on West 31st	University of Kansas	714	658	92.2%	708	98.3%	640	89.6%	704	97.8%	703	97.6%
Campus Creek	University of Mississippi	636	635	99.8%	566	89.0%	622	97.8%	551	86.6%	560	88.1%
Pointe West	University of South Carolina	480	424	88.3%	448	93.3%	424	88.3%	445	92.7%	444	92.5%
Campus Lodge	University of Florida	1,115	1,094	98.1%	1,001	89.7%	1,094	98.1%	991	88.8%	985	88.3%
College Grove	Middle Tennessee State Univ.	864	795	92.0%	864	100.0%	780	90.3%	847	98.0%	851	98.5%
The Reserve on South College	Auburn University	576	454	78.8%	563	97.7%	444	77.1%	563	97.7%	562	97.6%
The Avenue at Southern	Georgia Southern Univ.	624	503	80.6%	622	99.7%	489	78.4%	577	92.5%	571	91.5%
Same-apartment community - Legacy portfolio		17,407	16,264	93.4%	16,524	94.9%	15,894	91.0%	16,352	94.0%	16,311	93.7%
University Towers	North Carolina State	953	953	100.0%	953	100.0%	953	100.0%	953	100.0%	953	100.0%
Total same-community - Legacy portfolio		18,360	17,217	93.8%	17,477	95.2%	16,947	92.3%	17,315	94.3%	17,264	94.0%
Troy Place	Troy State Univ.	408	374	91.7%	408	100.0%	372	91.2%	408	100.0%	405	99.3%
The Reserve at Jacksonville	Jacksonville State University	504	349	69.2%	488	96.8%	325	64.5%	475	94.2%	476	94.4%
River Place	State Univ. of West GA	504	504	100.0%	425	84.3%	486	96.4%	397	78.8%	380	75.4%
Clayton Place	Clayton College & State Univ.	854	420	49.2%	410	48.0%	371	43.4%	370	43.3%	439	51.4%
Macon Place	Macon State College	336	250	74.4%	274	81.5%	230	68.5%	257	76.5%	258	76.8%
The Chase at Murray	Murray State Univ.	408	408	100.0%	287	70.3%	408	100.0%	283	69.4%	279	68.4%
Cape Place	Southeast Missouri State Univ.	360	360	100.0%	360	100.0%	360	100.0%	358	99.4%	357	99.2%
Clemson Place	Clemson University	288	288	100.0%	288	100.0%	288	100.0%	264	91.7%	265	92.0%
The Reserve at Martin	Univ. of Tenn. - Martin	384	345	89.8%	249	64.8%	315	82.0%	244	63.5%	265	69.0%
Carrollton Place	State Univ. of West GA	336	312	92.9%	336	100.0%	306	91.1%	336	100.0%	333	99.1%
The Pointe at Southern	Georgia Southern Univ.	528	520	98.5%	496	93.9%	522	98.9%	496	93.9%	494	93.6%
Berkeley Place	Clemson University	480	480	100.0%	444	92.5%	480	100.0%	443	92.3%	445	92.7%
Western Place	Western Kentucky University	504	504	100.0%	421	83.5%	504	100.0%	412	81.7%	429	85.1%
Same-apartment community - Former Place Portfolio		5,894	5,114	86.8%	4,886	82.9%	4,967	84.3%	4,743	80.5%	4,825	81.9%
Total same-community - Wholly-owned portfolio		**24,254**	**22,331**	**92.1%**	**22,363**	**92.2%**	**21,914**	**90.4%**	**22,058**	**90.9%**	**22,089**	**91.1%**
Joint Venture Portfolio		2,195	1,900	86.6%	2,168	98.8%	1,823	83.1%	2,089	95.2%	2,092	95.3%
Same-apartments - managed, not owned		8,958	8,592	95.9%	8,563	94.8%	8,535	95.3%	8,493	94.0%	7,870	92.7%
Total same-community, owned, joint venture & managed		**35,407**	**32,823**	**92.7%**	**33,094**	**93.3%**	**32,272**	**91.1%**	**32,640**	**92.0%**	**32,051**	**90.3%**
New development - less than one year		**1,200**	**884**	**73.7%**	**528**	**100.0%**	**852**	**71.0%**	**528**	**100.0%**	**525**	**99.4%**
New managed - less than one year		**1,225**	**930**	**75.9%**	**117**	**41.5%**	**860**	**70.2%**	**115**	**40.8%**	**280**	**99.2%**

Impact of Recent $117mm Equity Offering

- Reduced leverage and increased balance sheet flexibility
- Largely eliminate material refinancing risk until 2012

Pro forma 2009 maturities / amortization:	*$1.6M*
Pro forma 2010 maturities / amortization:	*$20.3M**
Pro forma 2011 maturities / amortization:	*$7.4M**
Pro forma 2012 maturities / amortization:	*$67.9M*

*Construction loan maturities in 2010 & 2011 have conditional extension options to 2012 & 2013, respectively

- Provides capacity to pursue on-campus wholly owned development opportunities through a recast of the corporate credit facility
  - Attractive risk / return profile ("Best location")
  - Financial strength is critical to university partners
- Increases liquidity to pursue and potentially acquire "distressed" for sale opportunities



Blazer Hall, University of Alabama Birmingham



Campus Village, University of Denver, Colorado



New Housing, Slippery Rock University

Pro Forma Debt Maturity Schedule

As of June 30, 2009



•2010 Maturities can be extended to 2012 (1)
•2011 Maturities can be extended to 2013 (1)
$300
$250
$200
$150
$100
$50
$0
$1.6
$20.3
$7.4
$67.9
$32.3
$221.3
$57.0 (2)
2009
2010
2011
2012
2013
2014+
Mortgages and Notes Payable
Refinanced Place Portfolio Debt

Source: Company 10Q and supplemental analyst package as of June 30, 2009.
(1) Subject to certain debt service coverage requirements.
(2) Refinance is not committed but Company expects between $53 million and $61 million in proceeds under its Fannie Mae facility.

Proforma Adjusted Capitalization

As of June 30, 2009 Except as Noted Below (unaudited)

($ in millions, except per share amounts)	Current	Adjustments 28.18 million Share Equity Raise	As Adjusted
Equity [1]			
Total Diluted Shares / Units Outstanding			
Total Common Shares Outstanding	28.523		
OP Units	1.121		
Total Diluted Shares / Units Outstanding	29.644	28.175	57.819
Closing Share Price as of 7/22/09	$5.05		
Total Equity Market Capitalization	$149.7	$116.0 [4]	$265.7
Debt [1][2]	Balance		
Fixed Rate - Mortgage Debt	$379.0	($41.6) [5]	$337.4
Variable Rate - Mortgage Debt	49.6		49.6
Variable Rate - Construction Debt	20.9		20.9
Variable Rate - Corporate Credit Facility	29.6	(29.6)	0.0
Total Debt	$479.1	($71.2)	$407.9
Less: Cash, Cash Equivalents and Restricted Cash [1]	(10.3)	(44.8)	(55.1)
Net Debt	$468.8	($116.0)	$352.8
Total Enterprise Value	$618.5		$618.5
Net Debt / Total Asset Value [1]	51.5%		37.0%
Interest Coverage [3]	1.92x		2.20x
Fixed Charge Coverage [3]	1.62x		1.82x

(1) Source: Company 10Q and supplemental analyst package as of June 30, 2009.
(2) Excludes EDR's portion of unconsolidated debt, and excludes unamortized debt premium of $1.0 million.
(3) Assumes Place Mortgage Debt interest rate of 6.44% and Credit Facility interest rate of 2.64%.
(4) Reflects 28.2 million share offering at a price of $4.35 , a gross spread of 4.50%, and issuance costs of approximately $1.0.
(5) Refinance is not committed but Company expects between $53 and $61 million in proceeds under its Fannie Mae facility. Assumes midpoint proceeds of $57 million with the remaining $41.6 million in Place portfolio debt being repaid with equity proceeds.

Illustrative Sources and Uses

EDR Believes it Will Have Sufficient Liquidity to Fund its Capital Needs through 2012

Illustrative Sources of Funds ($MMs)	
Cash and Cash Equivalents [1]	$4.1
Restricted Cash [1]	6.3
Undrawn Revolver Capacity [2]	44.2
Committed Sources of Capital	**$54.5**
Place Portfolio Fannie Mae Refinance [3]	$57.0
2010 Secured Debt Maturities Refinancing [4]	20.3
2011 Secured Debt Maturities Refinancing [4]	7.4
2012 Secured Debt Maturities Refinancing [4]	67.9
Net Cash Proceeds - July 2009 Equity Offering [5]	86.4
Additional Sources of Capital	**$239.1**
Total Illustrative Sources of Capital	**$293.6**

Illustrative Uses of Funds ($MMs)	
2009 Secured Debt Maturities and Principal Amortization	$1.6
2009 "Place" Debt Maturity	98.6
2009 Total Uses of Capital	**$100.2**
2010 Secured Debt Maturities and Principal Amortization [6]	$20.3
2010 Revolving Credit Facility Maturity	44.2
2010 Total Uses of Capital	**$64.5**
2011 Secured Debt Maturities and Principal Amortization [7]	$7.4
2011 Total Uses of Capital	**$7.4**
2012 Secured Debt Maturities and Principal Amortization	$67.9
2012 Total Uses of Capital	**$67.9**
Total Illustrative Uses of Capital	**$240.1**

Additional Potential Sources of Capital Include:

- Operating Cash Flow in Excess of Dividend Requirements
- Asset Sales
- Unencumbered Properties

(1) Balance as of June 30, 2009.
(2) Assumes borrowing base of $46.2 million, an outstanding balance of $0.0 million and $2.0 million of outstanding letters of credit as of 06/30/2009; the revolver matures in March 2010 and the Company is negotiating commitments for the recast.
(3) Refinance is not committed but Company expects between $53 million and $61 million in proceeds.
(4) Assumes a 0.0% reduction in mortgage proceeds at refinancing of 2010 through 2012 maturities; negotiations for any such refinancings have not commenced and no assurance can be given that we will be able to obtain refinancings on favorable conditions or at all.
(5) Reflects $116mm of net equity proceeds less $29.6mm used to fully retire the Revolving Credit Facility balance.
(6) 2010 construction loan maturities can be extended to 2012 subject to compliance with loan covenant requirements.
(7) 2011 construction loan maturities can be extended to 2013 subject to compliance with loan covenant requirements.